ATC                      ALL-TECH INVESTMENT GROUP, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                        SEE REVERSE SIDE FOR
                                                         CERTAIN DEFINITIONS

                                                          CUSIP 016681 10 8

This is to Certify that













is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                        All-Tech Investment Group, Inc.

(hereinafter called the "Corporation"). The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
IN WITNESS WHEREOF the Corporation has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its facsimile seal to be hereunto affixed.

Dated:





Secretary                                               Chairman of the Board

                       Countersigned and Registered:
                                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                          (Jersey City, N.J.)                    Transfer Agent
                                                                 and Registrar

                       By
                                                            Authorized Officer


                         All-Tech Investment Group, Inc.

                                    Delaware

                                     [Seal]

                                   Corporation

                                        *
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                        All-Tech Investment Group, Inc.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT-D____________Custodian________________
TEN ENT - as tenants by the entireties                             (Cust)                  (Minor)
JT TEN  - as joint tenants with the right of                     under Uniform Gifts to Minors
          survivorship and not as tenants                        Act__________________________________
          in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated:
      -----------------------
    In the presence of
                       --------------------------------------------------------
                       Signature

                       --------------------------------------------------------
                       Signature

                       NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.